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PROXY CARD                 TRAVELERS SERIES FUND INC.                 PROXY CARD

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 18, 2001


The undersigned hereby appoints Heath B. McLendon, Christina T. Sydor and Judith
C. Loomis (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Travelers Series Fund Inc. -- the Smith Barney Pacific Basin Portfolio (the "Acquired Fund") (the "Meeting") to be held at the offices of Travelers Series Fund Inc., 7 World Trade Center, Downtown Conference Center, New York, New York 10048 on Wednesday, April 18, 2001 at 12:00 p.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Smith Barney Pacific Basin Portfolio that the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meetings, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS/PROXY STATEMENT DATED MARCH 22, 2001.

     VOTE VIA THE FACSIMILE: 1-888-796-9932
     VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
     VOTE VIA THE TELEPHONE: 1-800-597-7836
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     CONTROL NUMBER:
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               Note: Please sign exactly as shareholder name appears hereon.
               When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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               Signature

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               Signature of joint owner, if any

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               Date


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                                      -2-

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC., WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [SOLID SQUARE]

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

(1) To approve the Company's Plan of Reorganization dated as of February 14, 2001 providing for (i) the acquisition of all of the assets and liabilities of the Acquired Fund by Travelers Series Fund Inc.--Smith Barney International All Cap Growth Portfolio ("Acquiring Fund"); (ii) the amendment of the Company's Charter reclassifying all shares of the Acquired Fund as shares of the Acquiring Fund; and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund.

     [_] FOR                     [_] AGAINST             [_] ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    IMPORTANT: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE
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VOTING INSTRUCTIONS        TRAVELERS SERIES FUND INC.       VOTING INSTRUCTIONS

                  INSTRUCTIONS OF VARIABLE ANNUITY CONTRACT OR
                      VARIABLE LIFE INSURANCE POLICY OWNER
           FOR VOTING SHARES OF SMITH BARNEY PACIFIC BASIN PORTFOLIO


The undersigned, revoking previous instructions, hereby instructs the insurance company that is the issuer of the variable contract or policy referred to below (the "Insurance Company"), to vote all shares of the Smith Barney Pacific Basin Portfolio (the "Pacific Basin Portfolio"), a series of the Travelers Series Fund, Inc., that have been purchased by one or more separate accounts of the Insurance Company to fund benefits payable under a variable annuity contract or variable life insurance policy held by the undersigned, at the Special Meeting of the Shareholders of the Pacific Basin Portfolio, to be held at the offices of Travelers Series Fund Inc., 7 World Trade Center, Downtown Conference Center, New York, New York 10048 on Wednesday, April 18, 2001 at 12:00 p.m. and at any adjournment or adjournments thereof. The Insurance Company is hereby instructed to vote on the proposal described in the Combined Prospectus/Proxy Statement dated March 22, 2001 as specified on the reverse side. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

VOTE THIS INSTRUCTION FORM TODAY. YOUR PROMPT RESPONSE WILL SAVE TRAVELERS SERIES FUND INC. THE EXPENSE OF ADDITIONAL MAILINGS.

        VOTE VIA THE FACSIMILE: 1-888-796-9932
        VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
        VOTE VIA THE TELEPHONE: 1-800-597-7836
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        CONTROL NUMBER:
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               Note: Please sign exactly as your name(s) appear(s) on this instruction form. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this form. Please sign, date and return in the enclosed envelope.

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               Signature

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               Signature of joint owner, if any

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               Date

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                                      -2-


PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DISCUSSION OF THE PROPOSED MATTER. IF NO SPECIFICATION IS MADE, THE FORM SHALL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, THE INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC. RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

TO INSTRUCT ON THE VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:
[SOLID SQUARE]

(1) To approve the Company's Plan of Reorganization dated as of February 14, 2001 providing for (i) the acquisition of all of the assets and liabilities of the Pacific Basin Portfolio by Travelers Series Fund Inc.--Smith Barney International All Cap Growth Portfolio ("Acquiring Fund"); (ii) the amendment of the Company's Charter reclassifying all shares of the Pacific Basin Portfolio as shares of the Acquiring Fund; and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Pacific Basin Portfolio.

     [_] FOR                  [_] AGAINST             [_] ABSTAIN


         PLEASE MARK, SIGN AND DATE YOUR INSTRUCTION FORM AND RETURN IT
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.